Roper Technologies Announces Updated Segment Structure

Sarasota, Florida, June 30, 2022 ... Roper Technologies, Inc. (NYSE: ROP) announced today that it has updated its reportable segments. The three updated reportable segments are as follows:

•Application Software – Aderant, CBORD, CliniSys, Data Innovations, Deltek, IntelliTrans, PowerPlan, Strata, Vertafore
•Network Software – ConstructConnect, DAT, Foundry, iPipeline, iTradeNetwork, Loadlink, MHA, SHP, SoftWriters
•Technology Enabled Products – CIVCO Medical Solutions, FMI, Inovonics, IPA, Neptune, Northern Digital, rf IDEAS, Verathon

Beginning with the second quarter of 2022, the Company will report its quarterly and full year financial statements under the new segment structure with prior periods recast to reflect the change.

Discontinued Operations

On June 1, 2022, Roper announced an agreement to sell a majority stake in its industrial businesses, including its entire historical Process Technologies reportable segment (AMOT, CCC, Cornell, FTI, Metrix, PAC, Roper Pump, and Viatran) and the industrial businesses within its historical Measurement & Analytical Solutions reportable segment (Alpha, Dynisco, Hansen, Hardy, Logitech, Struers, Technolog, and Uson). Beginning in the second quarter of 2022, Roper plans to report the results of these businesses as discontinued operations.

Use of Non-GAAP Financial Information

The Company supplements its consolidated financial statements presented on a GAAP basis with certain non-GAAP financial information to provide investors with greater insight, increase transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making. Reconciliation of non-GAAP measures to their most directly comparable GAAP measures are included in the accompanying financial schedules or tables. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP and reconciliations from these results should be carefully evaluated.

Unaudited Historical Financial Information

The Company has included below unaudited historical financial segment information recast to give effect to the new reportable segment structure.

Table 1: GAAP Segment Financials ($M)
(Unaudited)
	2019 A	2020					2021					2022
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1

Revenue
Application Software	$1,573	$402	$395	$444	$545	$1,786	$573	$588	$600	$605	$2,367	$628
Network Software	889	263	257	266	283	1,069	287	298	316	323	1,224	338
Technology Enabled Products	1,095	292	300	292	283	1,167	295	304	316	329	1,243	313
Total	$3,558	$957	$952	$1,002	$1,111	$4,022	$1,155	$1,190	$1,232	$1,257	$4,834	$1,280

Gross Profit
Application Software	$1,058	$269	$272	$306	$375	$1,222	$397	$407	$418	$420	$1,643	$435
Network Software	764	218	213	221	236	888	239	250	267	272	1,029	285
Technology Enabled Products	652	178	191	179	170	718	180	182	186	188	735	177
Total	$2,474	$664	$676	$707	$781	$2,828	$816	$839	$872	$880	$3,407	$897

Operating Profit B
Application Software	$406	$97	$113	$125	$132	$468	$154	$153	$164	$162	$633	$172
Network Software	355	91	87	97	107	383	106	111	126	134	477	137
Technology Enabled Products	370	101	114	105	92	412	106	102	104	103	415	100
Total	$1,131	$290	$314	$327	$331	$1,263	$365	$367	$395	$399	$1,525	$409

Table 2: Adjusted Segment Financials ($M)
(Unaudited)
	2019 A	2020					2021					2022
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1

Revenue
Application Software	$1,574	$402	$395	$447	$550	$1,794	$574	$588	$600	$605	$2,368	$628
Network Software	899	266	258	266	283	1,073	287	298	316	323	1,224	338
Technology Enabled Products	1,095	292	300	292	283	1,167	295	304	316	329	1,243	313
Total	$3,568	$959	$953	$1,006	$1,116	$4,034	$1,156	$1,190	$1,232	$1,257	$4,835	$1,280

Gross Profit
Application Software	$1,058	$269	$272	$309	$380	$1,230	$398	$407	$418	$420	$1,644	$435
Network Software	774	220	214	221	236	892	239	250	267	272	1,029	285
Technology Enabled Products	652	178	191	179	170	718	180	182	186	188	735	177
Total	$2,485	$667	$678	$710	$786	$2,840	$817	$839	$872	$880	$3,408	$897

Operating Profit B
Application Software	$406	$97	$113	$128	$135	$474	$153	$152	$163	$161	$628	$171
Network Software	365	94	89	97	107	386	106	111	126	134	477	137
Technology Enabled Products	370	101	114	105	92	412	106	102	104	103	415	100
Total	$1,141	$292	$315	$330	$334	$1,272	$364	$365	$393	$398	$1,521	$407

Segment EBITDA
Application Software	$633	$155	$171	$200	$241	$767	$258	$257	$267	$265	$1,047	$277
Network Software	485	134	129	139	149	551	147	153	168	174	642	178
Technology Enabled Products	408	110	122	114	100	445	114	110	112	111	448	107
Total	$1,526	$399	$422	$453	$490	$1,764	$519	$520	$547	$551	$2,136	$563

Table 3: Adjusted Revenue Growth
(Unaudited)

Application Software
	2020					2021					2022
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Organic Growth	5%	1%	(1)%	(2)%	1%	3%	9%	10%	10%	8%	9%
Acquisitions/Divestitures	2%	2%	12%	36%	13%	39%	38%	23%	—%	23%	1%
Foreign Exchange	—%	(1)%	1%	1%	—%	1%	2%	1%	—%	1%	(1)%
Total Revenue Growth	6%	2%	11%	35%	14%	43%	49%	34%	10%	32%	9%

Network Software
	2020					2021					2022
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Organic Growth	3%	2%	—%	4%	2%	3%	10%	16%	13%	11%	16%
Acquisitions/Divestitures	34%	24%	13%	3%	17%	4%	3%	1%	—%	2%	2%
Foreign Exchange	—%	—%	—%	—%	—%	1%	2%	1%	—%	1%	—%
Total Revenue Growth	36%	26%	13%	8%	19%	8%	15%	19%	14%	14%	18%

Technology Enabled Products
	2020					2021					2022
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Organic Growth	10%	7%	6%	4%	7%	—%	—%	8%	16%	6%	7%
Foreign Exchange	—%	(1)%	—%	1%	—%	1%	1%	—%	—%	1%	—%
Total Revenue Growth	9%	6%	6%	5%	7%	1%	1%	8%	16%	7%	6%

Roper Consolidated
	2020					2021					2022
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Organic Growth	6%	3%	1%	2%	3%	2%	6%	11%	12%	8%	10%
Acquisitions/Divestitures	9%	6%	9%	16%	10%	17%	17%	11%	—%	11%	1%
Foreign Exchange	—%	(1)%	—%	1%	—%	1%	2%	1%	—%	1%	—%
Total Revenue Growth	14%	9%	10%	19%	13%	21%	25%	23%	13%	20%	11%

Table 4: Adjusted Segment & Consolidated Financials Reconciliation
(Unaudited)

Application Software Reconciliation ($M)

	2019	2020					2021					2022
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1

GAAP Revenue	$1,573	$402	$395	$444	$545	$1,786	$573	$588	$600	$605	$2,367	$628
Purchase accounting adjustment to acquired deferred revenue	1	—	—	3	5	8	1	—	—	—	1	—
Adjusted Revenue	$1,574	$402	$395	$447	$550	$1,794	$574	$588	$600	$605	$2,368	$628

GAAP Gross Profit	$1,058	$269	$272	$306	$375	$1,222	$397	$407	$418	$420	$1,643	$435
Purchase accounting adjustment to acquired deferred revenue	1	—	—	3	5	8	1	—	—	—	1	—
Adjusted Gross Profit	$1,058	$269	$272	$309	$380	$1,230	$398	$407	$418	$420	$1,644	$435
Adjusted Gross Margin	67.2%	66.9%	69.0%	69.1%	69.1%	68.6%	69.4%	69.3%	69.7%	69.4%	69.4%	69.3%

GAAP Operating Profit B	$406	$97	$113	$125	$132	$468	$154	$153	$164	$162	$633	$172
Purchase accounting adjustment to acquired deferred revenue & commission expense	—	—	—	3	3	6	—	(1)	(1)	(1)	(5)	(1)
Adjusted Operating Profit	$406	$97	$113	$128	$135	$474	$153	$152	$163	$161	$628	$171
Adjusted Operating Margin	25.8%	24.2%	28.7%	28.6%	24.6%	26.4%	26.7%	25.9%	27.1%	26.5%	26.5%	27.2%

Adjusted Operating Profit	$406	$97	$113	$128	$135	$474	$153	$152	$163	$161	$628	$171
Amortization	207	53	53	67	98	271	98	98	98	99	393	100
Depreciation	19	5	5	5	8	22	7	7	6	6	26	6
Adjusted EBITDA	$633	$155	$171	$200	$241	$767	$258	$257	$267	$265	$1,047	$277
Adjusted EBITDA Margin	40.2%	38.7%	43.3%	44.7%	43.8%	42.8%	44.9%	43.7%	44.5%	43.8%	44.2%	44.1%

Network Software Reconciliation ($M)

	2019	2020					2021					2022
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1

GAAP Revenue	$889	$263	$257	$266	$283	$1,069	$287	$298	$316	$323	$1,224	$338
Purchase accounting adjustment to acquired deferred revenue	10	2	1	—	—	4	—	—	—	—	—	—
Adjusted Revenue	$899	$266	$258	$266	$283	$1,073	$287	$298	$316	$323	$1,224	$338

GAAP Gross Profit	$764	$218	$213	$221	$236	$888	$239	$250	$267	$272	$1,029	$285
Purchase accounting adjustment to acquired deferred revenue	10	2	1	—	—	4	—	—	—	—	—	—
Adjusted Gross Profit	$774	$220	$214	$221	$236	$892	$239	$250	$267	$272	$1,029	$285
Adjusted Gross Margin	86.1%	82.9%	83.1%	83.1%	83.3%	83.1%	83.3%	84.0%	84.6%	84.4%	84.1%	84.2%

GAAP Operating Profit B	$355	$91	$87	$97	$107	$383	$106	$111	$126	$134	$477	$137
Purchase accounting adjustment to acquired deferred revenue	10	2	1	—	—	4	—	—	—	—	—	—
Adjusted Operating Profit	$365	$94	$89	$97	$107	$386	$106	$111	$126	$134	$477	$137
Adjusted Operating Margin	40.6%	35.2%	34.3%	36.3%	37.9%	36.0%	36.7%	37.3%	40.0%	41.4%	39.0%	40.4%

Adjusted Operating Profit	$365	$94	$89	$97	$107	$386	$106	$111	$126	$134	$477	$137
Amortization	112	38	38	40	39	156	39	39	39	39	156	40
Depreciation	8	2	2	2	2	9	2	2	2	2	8	2
Adjusted EBITDA	$485	$134	$129	$139	$149	$551	$147	$153	$168	$174	$642	$178
Adjusted EBITDA Margin	53.9%	50.5%	50.0%	52.1%	52.6%	51.4%	51.1%	51.3%	53.0%	54.1%	52.4%	52.7%

Technology Enabled Products Reconciliation ($M)

	2019 A	2020					2021					2022
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1

GAAP Revenue	$1,095	$292	$300	$292	$283	$1,167	$295	$304	$316	$329	$1,243	$313
GAAP Gross Profit	$652	$178	$191	$179	$170	$718	$180	$182	$186	$188	$735	$177
GAAP Gross Margin	59.5%	60.8%	63.6%	61.4%	60.1%	61.5%	60.9%	59.8%	58.8%	57.3%	59.1%	56.5%

GAAP Operating Profit B	$370	$101	$114	$105	$92	$412	$106	$102	$104	$103	$415	$100
GAAP Operating Margin	33.8%	34.7%	37.8%	36.1%	32.4%	35.3%	35.8%	33.6%	33.0%	31.5%	33.4%	31.8%

GAAP Operating Profit	$370	$101	$114	$105	$92	$412	$106	$102	$104	$103	$415	$100
Amortization	29	6	6	6	6	24	6	6	6	6	23	6
Depreciation	9	2	2	2	2	9	2	2	2	2	9	2
EBITDA	$408	$110	$122	$114	$100	$445	$114	$110	$112	$111	$448	$107
EBITDA Margin	37.2%	37.6%	40.6%	39.0%	35.3%	38.2%	38.6%	36.3%	35.5%	33.9%	36.0%	34.3%

A.For the year ended December 31, 2019, the Technology Enabled Products segment excludes the results of the divestitures completed in 2019 for (i) the Scientific Imaging businesses, sold to Teledyne on February 5, 2019 and (ii) Gatan, sold to AMETEK on October 29, 2019.

B.Segment operating profit is before unallocated corporate general and administrative expenses.

Note: Numbers may not foot due to rounding.

About Roper Technologies

Roper Technologies is a constituent of the S&P 500 and Fortune 500. Roper has a proven, long-term track record of compounding cash flow and shareholder value. The Company operates market leading businesses that design and develop vertical software and technology enabled products for a variety of defensible niche markets. Roper utilizes a disciplined, analytical, and process-driven approach to redeploy its excess free cash flow toward high-quality acquisitions. Additional information about Roper is available on the Company’s website at www.ropertech.com.

Contact Information:
Investor Relations
941-556-2601
investor-relations@ropertech.com

The information provided in this press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements may include, among others, statements regarding operating results, the success of our internal operating plans, and the prospects for newly acquired businesses to be integrated and contribute to future growth, profit and cash flow expectations. Forward-looking statements may be indicated by words or phrases such as “anticipate,” “estimate,” “plans,” “expects,” “projects,” “should,” “will,” “believes,” “intends” and similar words and phrases. These statements reflect management’s current beliefs and are not guarantees of future performance. They involve risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement. Such risks and uncertainties include any ongoing impacts of the COVID-19 pandemic on our business, operations, financial results and liquidity, which will depend on numerous evolving factors which we cannot accurately predict or assess, including: the duration and scope of the pandemic, new variants of the virus and the distribution and efficacy of vaccines; any negative impact on global and regional markets, economies and economic activity; actions governments, businesses and individuals take in response to the pandemic; the effects of the pandemic, including all of the foregoing, on our customers, suppliers, and business partners, and how quickly economies and demand for our products and services recover after the pandemic subsides. Such risks and uncertainties also include our ability to identify and complete acquisitions consistent with our business strategies, integrate acquisitions that have been completed, realize expected benefits and synergies from, and manage other risks associated with, the newly acquired businesses, as well as complete any announced divestitures, including obtaining any required regulatory approvals with respect thereto. We also face other general risks, including our ability to realize cost savings from our operating initiatives, general economic conditions and the conditions of the specific markets in which we operate, changes in foreign exchange rates, difficulties associated with exports, risks associated with our international operations, cybersecurity and data privacy risks, including litigation resulting therefrom, risks related to political instability, armed hostilities, incidents of terrorism, public health crises (such as the COVID-19 pandemic) or natural disasters, increased product liability and insurance costs, increased warranty exposure, future competition, changes in the supply of, or price for, parts and components, including as a result of the current inflationary environment and ongoing supply chain constraints, environmental compliance costs and liabilities, risks and cost associated with litigation, potential write-offs of our substantial intangible assets, and risks associated with obtaining governmental approvals and maintaining regulatory compliance for new and existing products. Important risks may be discussed in current and subsequent filings with the SEC. You should not place undue reliance on any forward-looking statements. These statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

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